UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21348

Name of Fund: BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Muni
Intermediate Duration Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing
address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 05/31/2008

Date of reporting period: 06/01/2007 – 05/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS Annual Report MAY 31, 2008

BlackRock Muni Intermediate Duration Fund, Inc. (MUI) BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 ANNUAL REPORT

MAY 31, 2008

A Letter to Shareholders

Dear Shareholder

For much of the reporting period, investors grappled with the repercussions of the credit crisis that surfaced last summer,

and with the effects of a weakening economy and surging energy and food prices. These factors were offset by the posi-

tive impact from robust export activity, strength in the non-financial corporate sector and monetary and fiscal stimuli.

Amid the market turbulence, the Federal Reserve Board (the “Fed”) initiated a series of moves to restore liquidity and bolster financial market stability. Since September 2007, the central bank slashed the target federal funds rate 325 basis points (3.25%), bringing the rate to 2.0% as of period-end. Also of significance were its other policy decisions,

which included extending use of the discount window to broker-dealers and investment banks and backstopping the rescue of ill-fated Bear Stearns. Notably, on April 30, the Fed dropped previous references to downside growth risks and added more emphasis on inflationary pressures, indicating the central bankers have likely concluded the current cycle of monetary easing.

Nevertheless, the Fed’s response to the financial crisis helped to ease credit turmoil and investor anxiety. Since hitting a low point on March 17, following the collapse of Bear Stearns, stocks appreciated 10% (through May 30). Most international markets, which had outperformed U.S. stocks for some time, saw a reversal in that trend, as the troubled credit situation and downward pressures on growth fanned recession fears.

In fixed income markets, Treasury securities rallied (yields fell as prices correspondingly rose), as a broad “flight-to–

quality” theme persisted. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to a low of 3.34% in March 2008 before rising to 4.06% by May 31 as investors grew more risk tolerant and shifted out of Treasury issues in favor of stocks and other high-quality fixed income sectors. Tax-exempt issues underperformed throughout most of the reporting period, pressured by problems among municipal bond insurers and the freeze in the market for auction rate securities. However, the final two months saw a firmer tone in the municipal market, as investors took advantage of unusually high yields.

On the whole, results for the major benchmark indexes generally reflected heightened investor risk aversion:

Total Returns as of May 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(4.47%)	(6.70%)

Small cap U.S. equities (Russell 2000 Index)	(1.87)	(10.53)

International equities (MSCI Europe, Australasia, Far East Index)	(5.21)	(2.53)

Fixed income (Lehman Brothers U.S. Aggregate Index)	1.49	6.89

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	1.44	3.87

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	1.81	(1.08)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today’s volatile markets, we encourage you to review your investment goals with your financial profes-
sional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely, Rob Kapito President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2008 BlackRock Muni Intermediate Duration Fund, Inc.

Investment Objective

BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (the “Fund”) seeks to provide shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

Performance

For the 12 months ended May 31, 2008, the Fund returned (2.76%) based on market price and 0.86% based on net asset value (“NAV”). For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 1.92% on a NAV basis. All returns reflect reinvest-
ment of dividends. Detracting from the Fund’s performance were its lower-rated holdings, which underperformed the market as credit spreads widened and liquidity became more scarce. Conversely, the Fund’s greater-than-average distribution rate (ranked 1st out of 7) and its largely neutral duration positioning benefited results during a period of municipal bond relative underperformance and increasing rates.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MUI
Initital Offering Date	August 1, 2003
Yield on Closing Market Price as of May 31, 2008 ($13.70)[1]	5.34%
Tax Equivalent Yield[2]	8.22%
Current Monthly Distribution per share of Common Stock[3]	$0.061
Current Annualized Distribution per share of Common Stock[3]	$0.732
Leverage as of May 31, 2008[4]	41%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 A change in the distribution rate was declared on June 2, 2008. The Monthly Distribution per Common Stock was decreased to $0.058. The
Yield on Closing Market Price, Current Monthly Distribution and Current Annualized Distribution do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock
(“Preferred Stock”) and Tender Option Bond Trusts (“TOBs”)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	5/31/08	5/31/07	Change	High	Low

Market Price	$13.70	$14.85	(7.74%)	$14.89	$12.74
Net Asset Value	$14.45	$15.10	(4.30%)	$15.22	$14.00

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	5/31/08	5/31/07

City/County/State	16%	14%
Industrial & Pollution Control	16	20
Hospital	15	14
Transportation	14	13
Tax Revenue	10	11
Education	9	12
Tobacco	6	6
Power	6	4
Lease Revenue	4	3
Housing	3	2
Water & Sewer	1	1

Credit Quality Allocations[5]

Credit Rating	5/31/08	5/31/07

AAA/Aaa	47%	46%
AA/Aa	11	4
A/A	11	13
BBB/Baa	14	19
BB/Ba	1	2
B/B	1	1
CCC/Caa	3	2
Not Rated[6]	12	13

[5] Using the higher of Standard & Poor’s or Moody’s Investors
Service ratings.
[6] The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of May 31, 2008 and May 31, 2007, the market value of these securities was
$20,190,323 representing 2% and $22,781,824 representing
2%, respectively, of the Fund’s long-term investments.

4 ANNUAL REPORT MAY 31, 2008

Fund Summary as of May 31, 2008 BlackRock Muni New York Intermediate Duration Fund, Inc.

Investment Objective

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (the “Fund”) seeks to provide shareholders with high current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.

Performance

For the 12 months ended May 31, 2008, the Fund returned (3.48%) based on market price and (1.10%) based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 1.92% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s performance continued to be negatively impacted by its below-average distribution rate. As a result, the Fund was more heavily weighted in longer-dated issues, which proved more volatile as risk spreads increased and the municipal yield curve steepened. The Fund’s lower-
quality holdings also underperformed amid credit spread widening and the scarcity of liquidity, further hampering results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MNE
Initital Offering Date	August 1, 2003
Yield on Closing Market Price as of May 31, 2008 ($12.81)[1]	4.96%
Tax Equivalent Yield[2]	7.63%
Current Monthly Distribution per share of Common Stock[3]	$0.053
Current Annualized Distribution per share of Common Stock[3]	$0.636
Leverage as of May 31, 2008[4]	35%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Stock and TOBs)
minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	5/31/08	5/31/07	Change	High	Low

Market Price	$12.81	$13.93	(8.04%)	$13.93	$12.11
Net Asset Value	$14.05	$14.91	(5.77%)	$14.91	$13.35

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	5/31/08	5/31/07

City/County/State	25%	23%
Hospital	17	17
Education	16	17
Housing	13	16
Transportation	12	5
Power	9	7
Industrial & Pollution Control	4	9
Tobacco	2	4
Water & Sewer	2	1
Tax Revenue	—	1

Credit Quality Allocations[5]

Credit Rating	5/31/08	5/31/07

AAA/Aaa	20%	28%
AA/Aa	29	22
A/A	17	13
BBB/Baa	20	22
BB/Ba	7	5
CCC/Caa	2	3
Not Rated[6]	5	7

5 Using the higher of Standard & Poor’s or Moody’s Investors
Service ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of May 31, 2008 and May 31, 2007, the market value of these securities was
$1,967,300 representing 2% and $2,053,400 representing 2%,
respectively, of the Fund’s long-term investments.

ANNUAL REPORT MAY 31, 2008 5

The Benefits and Risks of Leveraging

BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni
New York Intermediate Duration Fund, Inc. (each a “Fund” and, collec-
tively, the “Funds”) utilize leverage to seek to enhance the yield and NAV of their Common Stock. However, these objectives cannot be achieved in all interest rate environments.

To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to
Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund’s Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-
term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit
Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund’s Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund’s total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund’s long-term invest-
ments, and therefore the Common Stock shareholders are the benefici-
aries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund’s Common Stock (that is, its price as listed on the New York Stock
Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock’s NAV will reflect the full decline in the price of the portfolio’s investments, since the value of the fund’s
Preferred Stock does not fluctuate. In addition to the decline in NAV, the market value of the fund’s Common Stock may also decline.

In addition, the Funds may from time to time leverage their assets through the use of tender option bond (“TOB”) programs. In a typical
TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the
TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional port-
folio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with man-
aging the Funds’ assets, the Funds’ investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Stock issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal secu-
rities deposited into the TOB trust may adversely affect the Funds’ NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Stock in an amount up to 50% of their total managed assets at the time of issuance. Each Fund also anticipates that its total economic leverage, which includes Preferred Stock and TOBs, will not exceed 50% of its total managed assets. As of May 31, 2008, BlackRock
Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York
Intermediate Duration Fund, Inc. had economic leverage of 41% and
35% of their total managed assets, respectively.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index.
Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the
Fund will not be able to meet its obligations to pay the other party to the agreement.

6 ANNUAL REPORT

MAY 31, 2008

Schedule of Investments May 31, 2008 BlackRock Muni Intermediate Duration Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Alabama — 3.1%
Jefferson County, Alabama, Limited Obligation School
Warrants, Series A:
5.50%, 1/01/21	$ 5,500	$5,202,450
5.25%, 1/01/23	6,500	6,080,555
Tuscaloosa, Alabama, Special Care Facilities Financing
Authority, Residential Care Facility Revenue
Bonds (Capstone Village, Inc. Project), Series A,
5.625%, 8/01/25	6,600	5,878,818

		17,161,823

Arizona — 2.9%
Maricopa County, Arizona, IDA, Education Revenue
Bonds (Arizona Charter Schools Project 1), Series A,
6.625%, 7/01/20	2,820	2,566,510
Navajo County, Arizona, IDA, IDR (Stone Container
Corporation Project), AMT, 7.20%, 6/01/27	3,000	2,748,480
Pima County, Arizona, IDA, Education Revenue Bonds
(Arizona Charter Schools Project):
Series C, 6.70%, 7/01/21	990	1,013,156
Series K, 6.375%, 7/01/13 (a)	820	938,383
Series K, 6.375%, 7/01/31	930	930,735
Salt River Project, Arizona, Agriculture Improvement
and Power District, Electric System Revenue Bonds,
Series A, 5%, 1/01/25	4,000	4,217,920
Vistancia Community Facilities District, Arizona, GO,
5%, 7/15/14	3,630	3,631,670

		16,046,854

Arkansas — 0.7%
Conway, Arkansas, Public Facilities Board, Capital
Improvement Revenue Refunding Bonds (Hendrix
College Projects), Series B, 5%, 10/01/26	3,755	3,761,984

California — 17%
Antelope Valley, California, Health Care District Revenue
Bonds, Series A, 5.25%, 9/01/17	8,000	8,045,920
California Pollution Control Financing Authority, PCR,
Refunding (Pacific Gas & Electric), AMT, Series A,
5.35%, 12/01/16 (c)	17,730	18,388,138
California Pollution Control Financing Authority, Solid
Waste Disposal Revenue Bonds (Republic Services
Inc. Project), AMT:
Series A-2, 5.40%, 4/01/25	1,240	1,156,747
Series B, 5.25%, 6/01/23	750	723,210
California State Department of Water Resources,
Power Supply Revenue Bonds, Series A,
5.375%, 5/01/12 (a)	5,000	5,506,350
California State, GO:
5.50%, 4/01/14 (a)	14,795	16,676,628
5.50%, 4/01/28	15	15,723

	Par
Municipal Bonds	(000)	Value

California (concluded)
California State, GO, Refunding, 5.25%, 2/01/27 (c)	$ 5,000	$5,132,750
California State Public Works Board, Lease Revenue
Bonds (Department of Corrections), Series C,
5.50%, 6/01/20	10,000	10,661,100
California Statewide Communities Development
Authority, Health Facility Revenue Bonds (Memorial
Health Services), Series A, 6%, 10/01/23 (d)	2,500	2,626,825
Elk Grove, California, Poppy Ridge Community Facilities
Number 3 Special Tax, Series 1, 6%, 9/01/08 (a)	2,400	2,446,152
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Refunding
Bonds, Senior Series A-1, 5%, 6/01/15	5,000	4,878,950
Los Angeles, California, Regional Airports Improvement
Corporation, Facilities Lease Revenue Refunding
Bonds (LAXFUEL Corporation — Los Angeles
International Airport), AMT, 5.50%, 1/01/32 (e)	1,435	1,446,049
Rowland, California, Unified School District, GO
(Election of 2000), Series B, 5.25%, 8/01/27 (d)	1,515	1,576,706
Sacramento, California, Special Tax (North Natomas
Community Facilities), Series 4-C:
5.60%, 9/01/20	585	582,280
5.75%, 9/01/22	1,715	1,715,720
5.90%, 9/01/23	500	503,580
6.00%, 9/01/28	2,990	2,968,891
Sacramento County, California, Airport System Revenue
Bonds, Senior Series A, 5%, 7/01/28 (d)	1,695	1,749,155
Southern California HFA, S/F Mortgage Revenue Bonds,
AMT, Series A, 5.80%, 12/01/49 (f)(g)	3,960	3,972,118
Tustin, California, Unified School District, Senior Lien
Special Tax Bonds (Community Facilities District
Number 97-1), Series A, 5%, 9/01/32 (d)	2,610	2,646,697

		93,419,689

Colorado — 2.8%
Colorado Educational and Cultural Facilities Authority,
Revenue Refunding Bonds (National Jewish
Federation Bond Program Project), VRDN, Series A-8,
1.10%, 9/01/35 (b)	3,250	3,250,000
Elk Valley, Colorado, Public Improvement Revenue
Bonds (Public Improvement Fee), Series A,
7.10%, 9/01/14	700	730,828
Montrose, Colorado, Memorial Hospital, Revenue
Bonds, 6.375%, 12/01/23	2,250	2,368,282
Plaza Metropolitan District Number 1, Colorado, Tax
Allocation Revenue Bonds (Public Improvement
Fees), 7.50%, 12/01/15	7,500	8,022,900
Southlands Metropolitan District Number 1, Colorado,
GO, 6.75%, 12/01/14 (a)	1,000	1,150,720

		15,522,730

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the	AMT	Alternative Minimum Tax (subject to)	M/F	Multi-Family
Schedules of Investments, we have abbreviated the	COP	Certificates of Participation	PCR	Pollution Control Revenue Bonds
names and descriptions of many of the securities	EDA	Economic Development Authority	PILOT	Payment in Lieu of Taxes
according to the list on the right.	EDR	Economic Development Revenue Bonds	S/F	Single-Family
	GO	General Obligation Bonds	SIFMA	Securities Industry and Financial
	HFA	Housing Finance Agency		Markets Association
	IDA	Industrial Development Authority	VRDN	Variable Rate Demand Notes
	IDR	Industrial Development Revenue Bonds
See Notes to Financial Statements.

ANNUAL REPORT

MAY 31, 2008

7

Schedule of Investments (continued) BlackRock Muni Intermediate Duration Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Connecticut — 1.3%
Connecticut State Development Authority, Airport
Facility Revenue Bonds (Learjet Inc. Project), AMT,
7.95%, 4/01/26	$ 1,160	$1,252,545
Connecticut State Development Authority, PCR,
Refunding (Connecticut Light and Power Company),
Series A, 5.85%, 9/01/28	6,000	5,984,580

		7,237,125

Florida — 4.5%
Harbor Bay, Florida, Community Development District,
Capital Improvement Special Assessment Bonds,
6.75%, 5/01/34	2,860	2,842,468
Highlands County, Florida, Health Facilities Authority,
Hospital Revenue Refunding Bonds (Adventist Health
System), Series G, 5.125%, 11/15/32	1,000	970,810
Miami-Dade County, Florida, Aviation Revenue
Refunding Bonds (Miami International Airport),
AMT, 5.75%, 10/01/19 (h)	5,500	5,592,840
Midtown Miami, Florida, Community Development
District, Special Assessment Revenue Bonds:
Series A, 6%, 5/01/24	3,465	3,204,051
Series B, 6.50%, 5/01/37	1,975	1,779,100
Orlando, Florida, Urban Community Development
District, Capital Improvement Special Assessment
Bonds, 6%, 5/01/20	820	766,192
Panther Trace Community Development District II,
Florida, Special Assessment Revenue Bonds,
5.125%, 11/01/13	2,260	2,079,110
Portofino Shores, Florida, Community Development
District, Special Assessment Bonds, Series A,
6.40%, 5/01/34	1,085	1,075,441
South Lake County, Florida, Hospital District Revenue
Bonds (South Lake Hospital Inc.), 6.625%, 10/01/23	2,390	2,511,532
Sterling Hill Community Development District, Florida,
Capital Improvement Revenue Refunding Bonds,
Series B, 5.50%, 11/01/10	185	183,180
University of Florida Reasearch Foundation Inc.,
Capital Improvement Revenue Bonds,
5.125%, 9/01/33 (e)	4,000	4,017,240

		25,021,964

Georgia — 3.1%
Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
Project), 7.90%, 12/01/11 (a)	1,500	1,765,065
Atlanta, Georgia, Water and Wastewater Revenue
Bonds, VRDN, Series C, 1.25%, 11/01/41 (b)(d)	3,110	3,110,000
Brunswick and Glynn County, Georgia, Development
Authority, First Mortgage Revenue Bonds (Coastal
Community Retirement Corporation Project),
Series A (j)(k):
7.125%, 1/01/25	5,395	3,620,045
7.25%, 1/01/35	2,800	1,878,800
Metropolitan Atlanta Rapid Transit Authority, Georgia,
Sales Tax Revenue Bonds, VRDN, Series A,
1.50%, 7/01/25 (b)	6,720	6,720,000

		17,093,910

	Par
Municipal Bonds	(000)	Value

Idaho — 0.8%
Boise City, Idaho, COP, AMT, 5.50%, 9/01/25 (h)	$ 4,000	$4,013,880
Idaho Housing and Finance Association, S/F Mortgage
Revenue Bonds, AMT, Series F-2, 5.85%, 7/01/15 (l)	290	296,948

		4,310,828

Illinois — 6.1%
Chicago, Illinois, Midway Airport Revenue
Bonds, Second Lien, VRDN, AMT (b)(c):
Series A, 1.40%, 1/01/29	1,700	1,700,000
Series B, 1.75%, 1/01/29	700	700,000
Chicago, Illinois, O'Hare International Airport Revenue
Bonds, Third Lien, AMT, Series B-2, 6%, 1/01/29 (m)	2,510	2,596,319
Chicago, Illinois, O'Hare International Airport Revenue
Refunding Bonds, 3rd Lien, AMT, Series A-2,
5.75%, 1/01/19 (d)	2,550	2,669,901
Du Page and Will Counties, Illinois, Community
School District Number 204 (Indian Prairie), GO,
5.25%, 12/30/22 (h)	8,650	9,282,401
Hodgkins, Illinois, Environmental Improvement
Revenue Bonds (Metro Biosolids Management LLC
Project), AMT, 5.90%, 11/01/17	6,000	6,014,880
Illinois, Development Finance Authority Revenue Bonds
(Community Rehabilitation Providers Facilities),
Series A, 6.625%, 7/01/32	6,930	7,224,386
Illinois State Finance Authority Revenue Bonds
(Landing At Plymouth Place Project), Series A,
6%, 5/15/25	1,800	1,710,036
Village of Wheeling, Illinois, Revenue Bonds (North
Milwaukee/Lake-Cook Tax Increment Financing
Redevelopment Project), 6%, 1/01/25	1,580	1,447,975

		33,345,898

Louisiana — 2.6%
Louisiana Public Facilities Authority Revenue Bonds:
(Nineteenth Judicial District Court Building Project),
5.50%, 6/01/41 (h)	2,000	2,013,540
(University of New Orleans Research and Technology
Foundation, Inc. — Student Housing Project),
5.25%, 3/01/26 (c)	6,965	7,249,172
Port New Orleans, Louisiana, IDR, Refunding
(Continental Grain Company Project),
6.50%, 1/01/17	5,000	5,002,050

		14,264,762

Maine — 0.4%
Portland, Maine, Housing Development Corporation,
Senior Living Revenue Bonds (Avesta Housing
Development Corporation Project), Series A,
6%, 2/01/34	1,965	1,931,968

See Notes to Financial Statements.

8 ANNUAL REPORT

MAY 31, 2008

Schedule of Investments (continued) BlackRock Muni Intermediate Duration Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Maryland — 0.1%
Maryland State Industrial Development Financing
Authority, EDR (Our Lady of Good Counsel School),
Series A, 6%, 5/01/35	$ 500	$ 500,250

Massachusetts — 1.5%
Massachusetts Bay Transportation Authority, Sales
Tax Revenue Refunding Bonds, Senior Series A,
5%, 7/01/12 (a)	4,560	4,915,452
Massachusetts State Development Finance Agency,
Resource Recovery Revenue Bonds (Ogden Haverhill
Associates), AMT, Series B:
5.35%, 12/01/15	1,210	1,187,325
5.50%, 12/01/19	2,000	1,976,700

		8,079,477

Michigan — 1.8%
Detroit, Michigan, Sewer Disposal Revenue Bonds,
Senior Lien, VRDN, Series B, 1.25%, 7/01/33 (b)(d)	500	500,000
Kalamazoo, Michigan, Hospital Finance Authority,
Hospital Facility Revenue Bonds (Bronson Methodist
Hospital), VRDN, 1.51%, 5/15/36 (b)(d)	2,000	2,000,000
Macomb County, Michigan, Hospital Finance Authority,
Hospital Revenue Bonds (Mount Clemens General
Hospital), Series B, 5.875%, 11/15/34	2,325	2,182,291
Michigan State Hospital Finance Authority, Revenue
Refunding Bonds (Oakwood Obligated Group),
Series A, 6%, 4/01/22	4,795	4,983,731

		9,666,022

Minnesota — 1.0%
Minneapolis and Saint Paul, Minnesota, Housing and
Redevelopment Authority, Health Care System
Revenue Bonds (Group Health Plan Inc. Project):
6%, 12/01/19	1,000	1,040,280
6%, 12/01/21	2,545	2,642,575
Minnesota State Municipal Power Agency, Electric
Revenue Bonds, Series A, 5.25%, 10/01/24	2,000	2,060,640

		5,743,495

Mississippi — 1.4%
Mississippi Business Finance Corporation, Mississippi,
PCR, Refunding (System Energy Resources
Inc. Project):
5.875%, 4/01/22	5,000	4,964,050
5.90%, 5/01/22	2,910	2,882,617

		7,846,667

Missouri — 2.6%
Missouri State Health and Educational Facilities
Authority, Health Facilities Revenue Bonds
(Sisters of Mercy Health System), VRDN, Series A,
0.85%, 6/01/16 (b)	14,500	14,500,000

Nebraska — 1.8%
Public Power Generation Agency, Nebraska, Revenue
Bonds (Whelan Energy Center Unit 2), Series A,
5%, 1/01/37 (e)	10,000	9,969,400

	Par
Municipal Bonds	(000)	Value

Nevada — 0.4%
Clark County, Nevada, Improvement District
Number 142, Special Assessment Bonds,
6.375%, 8/01/23	$ 2,215	$ 2,111,427

New Jersey — 12.5%
Garden State Preservation Trust of New Jersey, Open
Space and Farmland Preservation Revenue Bonds,
Series A (d):
5.80%, 11/01/21	3,635	4,110,930
5.80%, 11/01/23	5,050	5,677,967
New Jersey EDA, Cigarette Tax Revenue Bonds,
5.75%, 6/15/29	9,810	9,622,040
New Jersey EDA, Motor Vehicle Surcharge Revenue
Bonds, Series A, 5.25%, 7/01/33 (c)	17,900	18,456,869
New Jersey EDA, Special Facility Revenue
Bonds (Continental Airlines Inc. Project), AMT,
6.625%, 9/15/12	5,540	5,255,466
New Jersey EDA, Water Facilities Revenue Refunding
Bonds (American Water), AMT, Series B,
5.125%, 4/01/22 (e)	5,000	4,992,300
New Jersey State Housing and Mortgage Finance
Agency, S/F Housing Revenue Bonds, AMT,
Series X, 5.10%, 10/01/23	4,500	4,472,730
New Jersey State Transportation Trust Fund Authority,
Transportation System Revenue Bonds, Series D:
5%, 6/15/18 (e)	4,215	4,519,997
5%, 6/15/19 (d)	11,120	11,818,447

		68,926,746

New Mexico — 1.9%
New Mexico Finance Authority, Senior Lien
State Transportation Revenue Bonds, Series A,
5.125%, 6/15/18 (c)	9,520	10,164,314

New York — 24.6%
Dutchess County, New York, IDA, Civic Facility
Revenue Bonds (Saint Francis Hospital), Series B,
7.25%, 3/01/19	1,030	1,084,950
Metropolitan Transportation Authority, New
York, Revenue Refunding Bonds, Series A,
5%, 11/15/25 (h)	4,100	4,139,032
New York City, New York, City IDA, Special Facility
Revenue Bonds (Continental Airlines Inc. Project),
AMT, 8.375%, 11/01/16	3,500	3,492,300
New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Bonds, Series S-1,
5%, 7/15/24 (h)	2,500	2,608,400
New York City, New York, GO:
Series D1, 5.125%, 12/01/26	4,615	4,814,276
Sub-Series F-1, 5%, 9/01/22 (m)	1,775	1,830,380
New York City, New York, GO, Refunding, Series B,
5.75%, 8/01/15	5,000	5,447,250
New York City, New York, IDA, Civic Facility Revenue
Bonds (Special Needs Facilities Pooled Program),
Series C-1, 6.80%, 7/01/19	2,055	2,072,488
New York City, New York, Sales Tax Asset
Receivable Corporation Revenue Bonds, Series A,
5%, 10/15/20 (c)	9,070	9,630,889

See Notes to Financial Statements.

ANNUAL REPORT

MAY 31, 2008

9

Schedule of Investments (continued) BlackRock Muni Intermediate Duration Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New York (concluded)
New York State Dormitory Authority, Lease Revenue
Refunding Bonds (Court Facilities), Series A,
5.25%, 5/15/12	$ 5,580	$ 5,984,885
New York State Dormitory Authority, Non-State
Supported Debt, Revenue Refunding Bonds (Mount
Sinai-NYU Medical Center Health System), Series A:
6.625%, 7/01/10 (a)	8,285	9,062,796
6.625%, 7/01/18	2,385	2,484,192
6.625%, 7/01/19	1,330	1,383,160
New York State Dormitory Authority Revenue Bonds:
(North Shore — Long Island Jewish Health
System), 5%, 5/01/12	1,000	1,057,210
(School Districts Financing Program), Series D,
5.25%, 10/01/23 (c)	9,540	10,079,869
New York State Environmental Facilities Corporation,
State Personal Income Tax Revenue Bonds,
Series A, 5.25%, 12/15/14 (a)(h)	7,380	8,281,762
New York State Thruway Authority, Local Highway and
Bridge Service Contract, Revenue Refunding Bonds,
5.50%, 4/01/17	60	64,589
New York State Urban Development Corporation,
Correctional and Youth Facilities Services, Revenue
Refunding Bonds, Series A, 5.50%, 1/01/17	10,825	11,415,828
New York State Urban Development Corporation,
Personal Income Tax Revenue Bonds (State
Facilities), Series A-1, 5.25%, 3/15/34 (h)	10,000	10,385,700
Port Authority of New York and New Jersey, Senior
Consolidated Revenue Bonds, AMT, 131st Series,
5%, 12/15/17 (n)	5,000	5,146,900
Tobacco Settlement Financing Corporation of New York
Revenue Bonds:
Series A-1, 5.25%, 6/01/22 (e)	6,510	6,765,518
Series C-1, 5.50%, 6/01/20 (h)	9,750	10,267,140
Series C-1, 5.50%, 6/01/21	7,000	7,355,250
Series C-1, 5.50%, 6/01/22	10,000	10,484,600

		135,339,364

North Carolina — 2.2%
Gaston County, North Carolina, Industrial Facilities
and Pollution Control Financing Authority, Revenue
Bonds (National Gypsum Company Project), AMT,
5.75%, 8/01/35	3,105	2,466,488
North Carolina Medical Care Commission, Health Care
Facilities, First Mortgage Revenue Refunding Bonds
(Presbyterian Homes Project), 7%, 10/01/10 (a)	6,000	6,666,780
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue Bonds, Series A,
5.25%, 1/01/20 (c)	2,700	2,810,187

		11,943,455

Ohio — 1.3%
Buckeye Tobacco Settlement Financing Authority, Ohio,
Tobacco Settlement Asset-Backed Bonds, Series A-2,
6.50%, 6/01/47	4,820	4,499,229
Port of Greater Cincinnati Development Authority,
Ohio, Special Assessment Revenue Bonds
(Cooperative Public Parking Infrastructure Project),
6.30%, 2/15/24	1,280	1,304,858

	Par
Municipal Bonds	(000)	Value

Ohio (concluded)
Trumbull County, Ohio, Health Care Facilities
Revenue Bonds (Shepherd of the Valley), VRDN,
5%, 10/01/31 (b)(o)	$ 1,600	$1,600,000

		7,404,087

Pennsylvania — 9.0%
Montgomery County, Pennsylvania, IDA, Revenue
Bonds (Whitemarsh Continuing Care Project),
6%, 2/01/21	3,500	3,335,605
Pennsylvania Economic Development Financing
Authority, Exempt Facilities Revenue Bonds (National
Gypsum Company), AMT, Series A, 6.25%, 11/01/27	7,710	6,731,986
Philadelphia, Pennsylvania, Airport Revenue Bonds
(Philadelphia Airport System), AMT, Series A,
5%, 6/15/20 (d)	2,895	2,920,100
Philadelphia, Pennsylvania, Airport Revenue Refunding
Bonds (Philadelphia Airport System), AMT, Series B,
5%, 6/15/19 (d)	3,905	3,955,921
Philadelphia, Pennsylvania, Gas Works Revenue
Refunding Bonds, 1975 General Ordinance, 17th
Series, 5.375%, 7/01/22 (d)	7,490	7,977,150
Pittsburgh, Pennsylvania, GO, Refunding, Series B,
5.25%, 9/01/17 (d)	9,630	10,627,186
Pittsburgh, Pennsylvania, GO, Series C,
5.25%, 9/01/18 (d)	6,430	7,033,777
Sayre, Pennsylvania, Health Care Facilities Authority,
Revenue Refunding Bonds (Guthrie Healthcare
System), Series A:
6.25%, 12/01/11 (a)	4,615	5,157,678
6.25%, 12/01/15	455	488,716
6.25%, 12/01/16	785	839,196
6.25%, 12/01/18	385	407,850

		49,475,165

South Carolina — 2.3%
Georgetown County, South Carolina, Pollution
Control Facilities, Revenue Refunding Bonds
(International Paper Company Project), Series A,
5.125%, 2/01/12	8,000	8,071,280
Medical University Hospital Authority, South Carolina,
Hospital Facilities Revenue Refunding Bonds,
Series A, 5.25%, 8/15/23 (c)(l)	4,250	4,411,372

		12,482,652

South Dakota — 0.4%
Educational Enhancement Funding Corporation,
South Dakota, Series B, 6.50%, 6/01/32	2,200	2,200,924

Tennessee — 3.7%
Blount County, Tennessee, Public Building Authority,
Local Government Public Improvement Revenue
Bonds, VRDN, Series A-1-E, 3%, 6/01/22 (b)(e)	850	850,000
Johnson City, Tennessee, Health and Educational
Facilities Board, Retirement Facility Revenue Bonds
(Appalachian Christian Village Project), Series A,
6%, 2/15/19	1,800	1,744,596
Memphis-Shelby County, Tennessee, Airport
Authority, Airport Revenue Bonds, AMT, Series A,
5.50%, 3/01/17 (d)	2,005	2,074,072

See Notes to Financial Statements.

10 ANNUAL REPORT

MAY 31, 2008

Schedule of Investments (continued) BlackRock Muni Intermediate Duration Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Tennessee (concluded)
Shelby County, Tennessee, Health, Educational &
Housing Facilities Board Revenue Bonds
(Germantown Village), Series A:
6.75%, 12/01/18	$ 3,550	$3,351,449
7%, 12/01/23	1,450	1,400,903
Shelby County, Tennessee, Health, Educational
and Housing Facility Board, Hospital Revenue
Refunding Bonds (Methodist Healthcare):
6%, 9/01/12 (a)	6,000	6,716,640
6.25%, 9/01/12	3,500	3,952,726

		20,090,386

Texas — 15.5%
Austin, Texas, Convention Center Revenue Bonds
(Convention Enterprises Inc.), First Tier, Series A (a):
6.375%, 1/01/11	5,945	6,442,061
6.70%, 1/01/11	10,260	11,243,113
Bell County, Texas, Health Facilities Development
Corporation, Hospital Revenue Bonds (Scott &
White Memorial Hospital), VRDN, Series B-2,
1.70%, 8/15/29 (b)(c)	800	800,000
Bexar County, Texas, Health Facilities Development
Corporation, Revenue Refunding Bonds (Army
Retirement Residence Project), 6.30%, 7/01/12 (a)	1,500	1,699,785
Brazos River Authority, Texas, PCR, Refunding
(TXU Energy Company Project), AMT, Series C,
5.75%, 5/01/36	7,000	6,706,000
Dallas-Fort Worth, Texas, International Airport Facility
Improvement Corporation, Revenue Bonds (Learjet
Inc.), AMT, Series A-1, 6.15%, 1/01/16	4,000	3,820,280
Dallas-Fort Worth, Texas, International Airport Facility
Improvement Corporation, Revenue Refunding
Bonds, AMT, Series A-2, 9%, 5/01/29	5,000	4,510,050
Dallas-Fort Worth, Texas, International Airport, Joint
Revenue Refunding Bonds, AMT, Sub-Series A-2,
6.10%, 11/01/24 (c)	1,500	1,520,805
Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
Bonds (Citgo Petroleum Corporation Project), AMT,
7.50%, 5/01/25	2,440	2,569,198
Gulf Coast Waste Disposal Authority, Texas, Revenue
Refunding Bonds (International Paper Company),
AMT, Series A, 6.10%, 8/01/24	2,000	1,961,560
Harris County, Texas, Health Facilities Development
Corporation, Hospital Revenue Bonds (Texas
Children’s Hospital), VRDN, Series B-1,
1.85%, 10/01/29 (b)(c)	8,500	8,500,000
Houston, Texas, Airport System Revenue Refunding
Bonds, Sub-Lien, AMT, Series A, 5.50%, 7/01/23 (d)	5,790	5,890,862
Houston, Texas, Health Facilities Development
Corporation, Retirement Facility Revenue Bonds
(Buckingham Senior Living Community), Series A,
7%, 2/15/14 (a)	1,500	1,801,125
Lower Colorado River Authority, Texas, PCR (Samsung
Austin Semiconductor), AMT, 6.95%, 4/01/30	7,420	7,670,573
Sabine River Authority, Texas, PCR, Refunding
(TXU Electric Company Project/TXU Energy
Company LLC), AMT, Series B, 5.75%, 5/01/30	5,000	4,790,000
Sheldon, Texas, Independent School District, GO,
5%, 2/15/33	1,460	1,494,047

	Par
Municipal Bonds	(000)	Value

Texas (concluded)
Tarrant County, Texas, Health Facilities Development
Corporation, Hospital Revenue Refunding Bonds
(Cumberland Rest, Inc. Project), VRDN, Series,
6.70%, 8/15/32 (b)(o)	$ 700	$700,000
Texas State Affordable Housing Corporation,
S/F Mortgage Revenue Bonds (Professional
Educators Home Loan Program), AMT (f)(g):
Series A-3, 5.60%, 2/01/39	7,935	7,881,361
Series B, 5.95%, 12/01/39	4,988	5,056,585

		85,057,405

Virginia — 5.7%
James City County, Virginia, IDA, Residential Care
Facility Revenue Refunding Bonds, Series A:
5.75%, 3/01/17	3,285	3,324,091
6%, 3/01/23	1,150	1,153,162
Pocahontas Parkway Association, Virginia,
Toll Road Revenue Bonds, Senior Series A,
5.50%, 8/15/08 (a)	10,735	11,028,388
Roanoke, Virginia, IDA, Hospital Revenue Refunding
Bonds (Carilion Health System), VRDN, Series C-2,
1.15%, 7/01/27 (b)(d)	7,150	7,150,000
Tobacco Settlement Financing Corporation
of Virginia, Asset-Backed Revenue Bonds,
5.625%, 6/01/15 (a)	7,800	8,735,688

		31,391,329

Washington — 2.1%
Port Bellingham, Washington, Industrial Development
Corporation, Environmental Facilities Revenue
Bonds (BP West Coast Products LLC Project),
VRDN, AMT, 1.15%, 7/01/40 (b)	800	800,000
Snohomish County, Washington, School District
Number 015 (Edmonds), GO, 5%, 12/01/19 (h)	10,000	10,645,200

		11,445,200

Guam — 0.9%
Commonwealth of the Northern Mariana Islands, Guam,
GO, Series A:
6.75%, 10/01/13 (a)	4,000	4,611,160
6.75%, 10/01/33	250	256,025

		4,867,185

Puerto Rico — 9.0%
Puerto Rico Commonwealth Aqueduct and Sewer
Authority, Senior Lien Revenue Bonds, Series A,
5%, 7/01/25 (p)	3,215	3,328,232
Puerto Rico Commonwealth Highway and
Transportation Authority, Subordinate Transportation
Revenue Bonds, 5.75%, 7/01/21 (h)	4,375	4,537,444
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series NN, 5.50%, 7/01/13 (a)	17,935	19,945,514
Puerto Rico Industrial, Medical and Environmental
Pollution Control Facilities Financing Authority,
Special Facilities Revenue Bonds (American
Airlines Inc.), Series A, 6.45%, 12/01/25	5,390	3,638,520

See Notes to Financial Statements.

ANNUAL REPORT

MAY 31, 2008

11

Schedule of Investments (concluded) BlackRock Muni Intermediate Duration Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Puerto Rico (concluded)
Puerto Rico Public Buildings Authority, Government
Facilities Revenue Refunding Bonds:
Series D, 5.25%, 7/01/27	$ 5,170	$5,157,385
Series I, 5.50%, 7/01/14 (q)	8,000	8,837,680
Puerto Rico Public Finance Corporation,
Commonwealth Appropriation Revenue Bonds,
Series E, 5.50%, 2/01/12 (q)	3,535	3,795,565

		49,240,340

U.S. Virgin Islands — 1.6%
Virgin Islands Government Refinery Facilities, Revenue
Refunding Bonds (Hovensa Coker Project), AMT,
6.50%, 7/01/21	1,860	1,908,639
Virgin Islands Public Finance Authority, Refinery
Facilities Revenue Bonds (Hovensa Refinery), AMT,
6.125%, 7/01/22	6,750	6,743,250

		8,651,889

Total Municipal Bonds
(Cost — $808,613,795) — 148.6%		816,216,714

Municipal Bonds Transferred to
Tender Option Bond Trusts (r)

California — 5.2%
Peralta, California, Community College District, GO
(Election of 2000), Series D, 5%, 8/01/30 (d)	10,135	10,440,854
San Jose, California, GO (Libraries, Parks and Public
Safety Projects), 5%, 9/1/30 (c)	3,100	3,167,969
Sequoia, California, Unified High School District, GO,
Refunding, Series B, 5.50%, 7/01/35 (d)	9,030	9,667,608
Tamalpais, California, Union High School District, GO
(Election of 2001), 5%, 8/01/28 (d)	4,875	5,037,679

		28,314,110

Illinois — 2.4%
McHenry County, Illinois, Community Consolidated
School District Number 047, Crystal Lake, GO,
Refunding, 5.125%, 2/1/27 (d)	12,695	13,288,705

Massachusetts — 1.6%
Massachusetts State School Building Authority,
Dedicated Sales Tax Revenue Bonds, Series A,
5%, 8/15/30 (d)	8,325	8,562,761

New York — 2.1%
New York City, New York, Sales Tax Asset Receivable
Corporation Revenue Bonds, Series A,
5.25%, 10/15/27 (e)	11,100	11,644,122

Texas — 6.0%
Harris County, Texas, Toll Road Revenue Refunding
Bonds, Senior Lien, Series A, 5.25%, 8/15/35 (d)	31,240	33,164,072

Total Municipal Bonds Transferred to Tender Option
Bond Trusts (Cost — $95,220,605) — 17.3%		94,973,770

Total Investments (Cost — $903,834,400*) — 165.9%		911,190,484
Other Assets Less Liabilities — 2.3%		12,623,125
Liability for Trust Certificates, Including
Interest Expense and Fees Payable — (9.9%)		(54,171,741)
Preferred Stock, at Redemption Value — (58.3%)		(320,226,428)

Net Assets Applicable to Common Stock — 100.0%	$ 549,415,440

* The cost and unrealized appreciation (depreciation) of investments as of
May 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 848,761,409

Gross unrealized appreciation	$ 22,894,389
Gross unrealized depreciation	(14,450,314)

Net unrealized appreciation	$ 8,444,075

(a) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(c) MBIA Insured.
(d) FSA Insured.
(e) AMBAC Insured.
(f) FHLMC Collateralized.
(g) FNMA/GNMA Collateralized.
(h) FGIC Insured.
(i) Illiquid security.
(j) Non-income producing security.
(k) Issuer filed for bankruptcy or is in default of interest payments.
(l) FHA Insured.
(m) XL Capital Insured.
(n) CIFG Insured.
(o) Radian Insured.
(p) Assured Guarantee Insured.
(q) Commonwealth Guaranteed.
(r) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the
Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

12 ANNUAL REPORT MAY 31, 2008

Schedule of Investments May 31, 2008 BlackRock Muni New York Intermediate Duration Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New York — 128.8%

Albany, New York, IDA, Civic Facility Revenue
Refunding Bonds (Albany College of Pharmacy
Project), Series A, 5.25%, 12/01/19	$ 760	$ 757,401

Cattaraugus County, New York, IDA, Civic Facility
Revenue Bonds (Saint Bonaventure University
Project), Series A:
4.90%, 5/01/16	695	695,243
5%, 5/01/23	500	472,320

Dutchess County, New York, IDA, Civic Facility
Revenue Bonds (Saint Francis Hospital), Series B,
7.25%, 3/01/19	410	431,873

Dutchess County, New York, IDA, Civic Facility Revenue
Refunding Bonds (Bard College), Series A-1,
5%, 8/01/22	750	774,457

Erie County, New York, IDA, Life Care Community
Revenue Bonds (Episcopal Church Home), Series A,
5.875%, 2/01/18	2,000	1,967,300

Genesee County, New York, IDA, Civic Facility Revenue
Refunding Bonds (United Memorial Medical Center
Project), 4.75%, 12/01/14	445	417,690

Long Island Power Authority, New York, Electric
System Revenue Refunding Bonds, Series D,
5%, 9/01/25 (a)	5,000	5,159,950

Metropolitan Transportation Authority, New York,
Revenue Refunding Bonds, Series A,
5%, 11/15/25 (b)	3,500	3,533,320

Metropolitan Transportation Authority, New York,
Transportation Revenue Refunding Bonds, Series F,
5%, 11/15/35	500	503,080

New York City, New York, City Housing Development
Corporation, M/F Housing Revenue Bonds, AMT:
Series B-1, 5.05%, 11/01/22	750	742,628
Series J-2, 4.75%, 11/01/27	1,000	931,470

New York City, New York, City Housing Development
Corporation, Presidential Revenue Bonds (The
Animal Medical Center), Series A, 5.50%, 12/01/33	1,615	1,637,949

New York City, New York, City IDA, Civic Facility Revenue
Bonds (PSCH Inc. Project), 6.20%, 7/01/20	1,415	1,416,825

New York City, New York, City IDA, PILOT Revenue Bonds:
(Queens Baseball Stadium Project),
5%, 1/01/31 (c)	2,000	2,009,620
(Yankee Stadium Project), 5%, 3/01/31 (b)	2,400	2,358,192

New York City, New York, City IDA, Special Facility
Revenue Bonds, AMT:
(1990 American Airlines Inc. Project),
5.40%, 7/01/20	1,500	941,190
(British Airways Plc Project), 7.625%, 12/01/32	1,000	933,700
(Continental Airlines Inc. Project),
8.375%, 11/01/16	1,000	997,800

New York City, New York, City IDA, Special Facility
Revenue Refunding Bonds (Terminal One Group
Association Project), AMT, 5.50%, 1/01/24	1,000	1,017,930

	Par
Municipal Bonds	(000)	Value

New York (continued)

New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Bonds, Series S-1,
5%, 7/15/24 (b)	$ 1,000	$ 1,043,360

New York City, New York, GO:
Series J, 5.50%, 6/01/13 (d)	2,710	3,018,290
Series D1, 5.125%, 12/01/23	1,500	1,574,205
Series J, 5.25%, 5/15/18 (a)	1,500	1,622,445
Series J, 5.50%, 6/01/21	290	305,329

New York City, New York, GO, Sub-Series F-1:
5%, 9/01/22 (e)	1,000	1,031,200
5%, 9/01/26	1,775	1,822,641

New York City, New York, IDA, Civic Facility Revenue
Bonds (Lycee Francais de New York Project),
Series A, 5.50%, 6/01/15 (f)	500	505,555

New York City, New York, IDA, Civic Facility Revenue
Refunding Bonds (Polytechnic University),
4.70%, 11/01/22 (f)	1,000	920,650

New York City, New York, Trust for Cultural Resources
Revenue Bonds (Museum of American Folk Art),
6.125%, 7/01/30 (g)	500	474,780

New York State Dormitory Authority, Non-State Supported
Debt, Revenue Bonds:
(New York University Hospitals Center), Series B,
5.25%, 7/01/24	500	484,410
(Royal Charter Properties — East), VRDN, Series A,
1.60%, 11/15/36 (h)(i)	1,400	1,400,000
(Saint Johns University), Series A, 5%, 7/01/27 (a)	850	876,257

New York State Dormitory Authority Revenue Bonds:
(North Shore — Long Island Jewish Health System),
5%, 5/01/13	1,500	1,595,955
(Winthrop S. Nassau University), 5.50%, 7/01/11	1,735	1,820,067

New York State Dormitory Authority, Revenue
Refunding Bonds:
(Lenox Hill Hospital Obligation Group),
5.75%, 7/01/17	1,305	1,327,211
(State University Educational Facilities), Series A,
5.50%, 5/15/13	1,000	1,081,850

New York State Dormitory Authority, Revenue Refunding
Bonds Series A:
(Mount Sinai-NYU Medical Center Health System),
6.50%, 7/01/10 (d)	330	360,146
(Mount Sinai-NYU Medical Center Health System),
6.625%, 7/01/10 (d)	660	721,961
(Mount Sinai-NYU Medical Center Health System),
6.625%, 7/01/18	340	354,141
(New York University Hospital Center), 5%, 7/01/16	1,130	1,125,491

New York State Dormitory Authority, State Personal
Income Tax Revenue Bonds (Education), Series F,
5%, 3/15/30	1,790	1,840,693

New York State Dormitory Authority, Supported Debt
Revenue Refunding Bonds (Department of Health),
Series A, 5%, 7/01/25 (j)	1,500	1,540,440

New York State Energy Research and Development
Authority, Gas Facilities Revenue Refunding Bonds
(Brooklyn Union Gas Company/Keyspan), AMT,
Series A, 4.70%, 2/01/24 (b)	2,000	1,866,740

See Notes to Financial Statements.

ANNUAL REPORT

MAY 31, 2008

13

Schedule of Investments (continued) BlackRock Muni New York Intermediate Duration Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New York (continued)

New York State, HFA, M/F Housing Revenue Bonds
(Kensico Terrace Apartments), AMT, Series A,
4.75%, 8/15/26	$ 1,185	$ 1,117,313

New York State Mortgage Agency, Homeowner
Mortgage Revenue Bonds, AMT:
Series 130, 4.75%, 10/01/30	2,635	2,433,396
Series 143, 4.85%, 10/01/27	500	474,690

New York State Mortgage Agency, Homeowner
Mortgage Revenue Refunding Bonds, AMT:
Series 133, 4.95%, 10/01/21	1,000	988,210
Series 137, 4.70%, 10/01/31	1,000	911,890
Series 140, 4.65%, 10/01/26	500	463,250

New York State Municipal Bond Bank Agency,
Special School Purpose Revenue Bonds, Series C,
5.25%, 12/01/18	2,000	2,126,320

New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Revenue Bonds,
Series A, 5%, 4/01/22	1,000	1,054,260

New York State Urban Development Corporation
Revenue Bonds, Subordinate Lien, Corporation
Purpose, Series A, 5.125%, 7/01/19	2,000	2,109,360

Saratoga County, New York, IDA, Civic Facility
Revenue Bonds (The Saratoga Hospital Project)
Series B, 5%, 12/01/22	500	492,400

Saratoga County, New York, IDA, Civic Facility
Revenue Refunding Bonds (The Saratoga Hospital
Project), Series A (g):
4.375%, 12/01/13	365	370,745
4.50%, 12/01/14	380	386,202
4.50%, 12/01/15	395	398,930

Schenectady, New York, IDA, Civic Facility Revenue
Refunding Bonds (Union College Project),
5%, 7/01/26	1,000	1,034,220

Suffolk County, New York, IDA, Continuing Care and
Retirement, Revenue Refunding Bonds (Jeffersons
Ferry Project), 4.625%, 11/01/16	800	780,360

Tobacco Settlement Financing Corporation of New
York Revenue Bonds, Series C-1, 5.50%, 6/01/22	1,000	1,048,460

Tompkins County, New York, IDA, Care Community
Revenue Refunding Bonds (Kendal at Ithaca),
Series A-2:
5.75%, 7/01/18	250	250,160
6%, 7/01/24	1,000	1,000,610

Triborough Bridge and Tunnel Authority, New York,
Revenue Bonds, Series A, 5%, 11/15/31	1,000	1,031,280

Westchester County, New York, IDA, Civic Facility
Revenue Bonds (Special Needs Facilities Pooled
Program), Series D-1, 6.80%, 7/01/19	515	516,818

Yonkers, New York, IDA, Revenue Bonds (Sacred
Heart Associates, LP Project), AMT, Series A,
4.80%, 10/01/26	750	713,400

		76,116,029

	Par
Municipal Bonds	(000)	Value

Guam — 3.4%

A.B. Won Guam International Airport Authority,
General Revenue Refunding Bonds, AMT, Series C,
5.25%, 10/01/22 (a)	$ 1,000	$ 1,002,320

Guam Government Waterworks Authority, Water and
Wastewater System, Revenue Refunding Bonds,
6%, 7/01/25	1,000	1,011,660

		2,013,980

Puerto Rico — 10.3%

Children’s Trust Fund Project of Puerto Rico,
Tobacco Settlement Revenue Refunding Bonds,
5.375%, 5/15/33	950	901,863

Puerto Rico Commonwealth Aqueduct and Sewer
Authority, Senior Lien Revenue Bonds, Series A,
5%, 7/01/25 (k)	500	517,610

Puerto Rico Commonwealth Highway and
Transportation Authority, Subordinate
Transportation Revenue Bonds, 5.75%, 7/01/21 (b)	2,000	2,074,260

Puerto Rico Commonwealth, Public Improvement,
GO, Series A:
5.25%, 7/01/16 (d)	615	696,223
5.25%, 7/01/30	385	381,997

Puerto Rico Industrial, Tourist, Educational, Medical
and Environmental Control Facilities Revenue Bonds
(University Plaza Project), Series A, 5%, 7/01/33 (a)	500	502,730

Puerto Rico Municipal Finance Agency, GO, Series A,
5.25%, 8/01/25	1,000	1,000,520

		6,075,203

U.S. Virgin Islands — 3.3%

Virgin Islands Government Refinery Facilities, Revenue
Refunding Bonds (Hovensa Coker Project), AMT,
6.50%, 7/01/21	500	513,075

Virgin Islands Public Finance Authority, Refinery
Facilities Revenue Bonds (Hovensa Refinery),
AMT, 4.70%, 7/01/22	500	430,445

Virgin Islands Public Finance Authority, Senior Lien
Revenue Bonds (Matching Fund Loan Note),
Series A, 5.25%, 10/01/24	1,000	991,270

		1,934,790

Total Municipal Bonds
(Cost — $86,284,448) — 145.8%		86,140,002

See Notes to Financial Statements.

14 ANNUAL REPORT

MAY 31, 2008

Schedule of Investments (concluded) BlackRock Muni New York Intermediate Duration Fund, Inc. (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (l)	(000)	Value

New York — 3.2%

Erie County, New York, IDA, School Facility Revenue
Bonds (City of Buffalo Project), 5.75%, 5/01/24 (m)	$ 1,835	$ 1,917,188

Total Municipal Bonds Transferred to Tender Option
Bond Trusts (Cost — $1,889,105) — 3.2%		1,917,188

Short-Term Securities	Shares

CMA New York Municipal Money Fund, 1.17% (n)(o)	2,315,895	2,315,895

Total Short-Term Securities (Cost — $2,315,895) — 3.9%		2,315,895

Total Investments (Cost — $90,489,448*) — 152.9%		90,373,085
Other Assets Less Liabilities — 1.9%		1,125,333
Liability for Trust Certificates, Including
Interest Expense and Fees Payable — (2.3%)		(1,380,252)
Preferred Stock, at Redemption Value — (52.5%)		(31,017,601)

Net Assets Applicable to Common Stock — 100.0%		$ 59,100,565

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate Cost	$ 89,037,521

Gross unrealized appreciation	$ 1,395,092
Gross unrealized depreciation	(1,439,528)

Net unrealized depreciation	$ (44,436)

(a) MBIA Insured.
(b) FGIC Insured.
(c) AMBAC Insured.
(d) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e) XL Capital Insured.
(f) ACA Insured.
(g) Radian Insured.
(h) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(i) FNMA Collateralized.
(j) CIFG Insured.
(k) Assured Guarantee Insured.
(l) Security represents bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the
Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(m) FSA Insured. (n) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net	Dividend
Affiliate	Activity	Income

CMA New York Municipal Money Fund	$1,335,647	$37,017

(o) Represents the current yield as of report date.

• Forward interest rate swaps outstanding as of May 31,2008 were as follows:

	Notional
	Amount	Unrealized
	(000)	Depreciation

Pay a fixed rate of 3.984% and receive
a floating rate based on 1-week
SIFMA rate.
Broker, JPMorgan Chase
Expires June 2028	$3,000	$ (74,190)

See Notes to Financial Statements.

ANNUAL REPORT

MAY 31, 2008

15

Statements of Assets and Liabilities
	BlackRock	BlackRock
	Muni	Muni New York
	Intermediate	Intermediate
	Duration	Duration
May 31, 2008	Fund, Inc.	Fund, Inc.

Assets

Investments at value — unaffiliated[1]	$ 911,190,484	$ 88,057,190
Investments at value — affiliated[2]	—	2,315,895
Cash	51,257	97,032
Interest receivable	14,999,614	1,381,831
Investments sold receivable	291,122	—
Prepaid expenses	53,651	10,585
Other assets	14,884	—
Dividends receivable from affiliates	123	—

Total assets	926,601,135	91,862,533

Accrued Liabilities

Income dividends payable	2,320,131	222,941
Investment advisory fees payable	304,284	30,748
Interest expense and fees payable	186,741	252
Unrealized depreciation on forward interest rate swaps	—	74,190
Officer’s and Directors’ fees payable	16,724	100
Other affiliates payable	6,554	655
Accrued expenses	139,833	35,481

Total accrued liabilities	2,974,267	364,367

Other Liabilities

Trust certificates[3]	53,985,000	1,380,000

Total Liabilities	56,959,267	1,744,367

Preferred Stock

Preferred Stock, at redemption value, par value $0.10 per share[4] at $25,000 per share liquidation preference	320,226,428	31,017,601

Net Assets Applicable to Common Stock

Net assets applicable to Common Stock	$ 549,415,440	$ 59,100,565

Net Assets Applicable to Common Stock Shareholders Consist of

Common Stock, par value $0.10 per share[5]	$ 3,803,493	$ 420,644
Paid-in capital in excess of par	536,698,013	59,209,468
Undistributed net investment income	3,452,820	411,737
Accumulated net realized loss	(1,894,970)	(750,731)
Net unrealized appreciation/depreciation	7,356,084	(190,553)

Net Assets Applicable to Common Stock Shareholders	$ 549,415,440	$ 59,100,565

Net asset value per share of Common Stock	$ 14.45	$ 14.05

[1] Cost — unaffiliated	$ 903,834,400	$ 88,173,553

[2] Cost — affiliated	—	$ 2,315,895

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Stock authorized, issued and outstanding:
Series M7 Shares	2,000	—

Series T7 Shares	2,700	—

Series W7 Shares	2,000	—

Series TH7 Shares	2,700	—

Series F7 Shares	2,000	1,240

Series TH28 Shares	1,400	—

[5] Common Stock issued and outstanding	38,034,934	4,206,439

See Notes to Financial Statements.

16 ANNUAL REPORT

MAY 31, 2008

Statements of Operations
	BlackRock	BlackRock
	Muni	Muni New York
	Intermediate	Intermediate
	Duration	Duration
Year Ended May 31, 2008	Fund, Inc.	Fund, Inc.

Investment Income

Interest	$ 45,410,403	$ 4,437,402
Dividends from affiliates	—	37,017
Income from affiliates	269	—

Total income	45,410,672	4,474,419

Expenses

Investment advisory	4,863,950	505,047
Commissions for Preferred Stock	814,748	78,591
Accounting services	226,158	26,041
Professional	165,596	63,768
Printing	56,577	4,782
Transfer agent	44,553	20,142
Custodian	44,603	8,383
Officer and Directors	42,165	11,716
Registration	13,270	13,107
Miscellaneous	119,268	44,425

Total expenses excluding interest expense and fees	6,390,888	776,002
Interest expense and fees[1]	976,191	534

Total expense	7,367,079	776,536
Less fees waived by advisor	(1,326,562)	(144,307)
Less fees paid indirectly	(111)	(197)

Total expenses after waiver and fees paid indirectly	6,040,406	632,032

Net investment income	39,370,266	3,842,387

Realized and Unrealized Gain (Loss)

Net realized loss from:
Investments	(594,822)	(491,915)
Financial futures contracts and forward interest rate swaps	(400,021)	(124,655)

	(994,843)	(616,570)

Net change in unrealized appreciation/depreciation on:
Investments	(22,841,249)	(2,925,792)
Financial futures contracts and forward interest rate swaps	96,795	(76,011)

	(22,744,454)	(3,001,803)

Total realized and unrealized loss	(23,739,297)	(3,618,373)

Dividends to Preferred Stock Shareholders From

Net investment income	(12,598,505)	(1,149,537)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 3,032,464	$ (925,523)

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

MAY 31, 2008

17

Statements of Changes in Net Assets

	BlackRock Muni Intermediate		BlackRock Muni New York
	Duration Fund, Inc.		Intermediate Duration Fund, Inc.

	Year Ended May 31,		Year Ended May 31,

Increase (Decrease) in Net Assets:	2008	2007	2008	2007

Operations

Net investment income	$ 39,370,266	$ 38,972,329	$ 3,842,387	$ 3,787,022
Net realized gain (loss)	(994,843)	(139,587)	(616,570)	147,462
Net change in unrealized appreciation/depreciation	(22,744,454)	7,090,554	(3,001,803)	842,327
Dividends to Preferred Stock shareholders from net investment income	(12,598,505)	(11,909,306)	(1,149,537)	(1,046,683)

Net increase (decrease) in net assets applicable to Common Stock shareholders
resulting from operations	3,032,464	34,013,990	(925,523)	3,730,128

Dividends and Distributions to Common Stock Shareholders From

Net investment income	(27,841,571)	(28,297,991)	(2,675,295)	(2,700,534)
Net realized gain	—	(4,525,473)	—	—

Decrease in net assets resulting from dividends and distributions to Common
Stock shareholders	(27,841,571)	(32,823,464)	(2,675,295)	(2,700,534)

Net Assets Applicable to Common Stock Shareholders

Total increase (decrease) in net assets applicable to Common Stock	(24,809,107)	1,190,526	(3,600,818)	1,029,594
Beginning of year	574,224,547	573,034,021	62,701,383	61,671,789

End of year	$ 549,415,440	$ 574,224,547	$ 59,100,565	$ 62,701,383

End of year undistributed net investment income	$ 3,452,820	$ 4,522,630	$ 411,737	$ 394,182

See Notes to Financial Statements.

18 ANNUAL REPORT

MAY 31, 2008

Financial Highlights			BlackRock Muni Intermediate Duration Fund, Inc.

					Period
					August 1, 2003[1]
		Year Ended May 31,			to May 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance

Net asset value, beginning of period	$ 15.10	$ 15.07	$ 15.51	$ 14.52	$ 14.33

Net investment income	1.04[2]	1.03[2]	1.04[2]	1.02[2]	0.79
Net realized and unrealized gain (loss)	(0.63)	0.18	(0.15)	1.15	0.21
Dividends and distributions to Preferred Stock shareholders from:
Net investment income	(0.33)	(0.28)	(0.21)	(0.11)	(0.06)
Net realized gain	—	(0.04)	(0.04)	(0.02)	—

Net increase from investment operations	0.08	0.89	0.64	2.04	0.94

Dividends and distributions to Common Stock shareholders from:
Net investment income	(0.73)	(0.74)	(0.84)	(0.86)	(0.65)
Net realized gain	—	(0.12)	(0.23)	(0.19)	—

Total dividends and distributions to Common Stock shareholders	(0.73)	(0.86)	(1.07)	(1.05)	(0.65)

Offering costs resulting from issuance of Common Stock	—	—	—	—	(0.02)

Offering and underwriting costs resulting from issuance of Preferred Stock	—	—	(0.01)	—	(0.08)

Net asset value, end of period	$ 14.45	$ 15.10	$ 15.07	$ 15.51	$ 14.52

Market price, end of period	$ 13.70	$ 14.85	$ 14.52	$ 13.94	$ 13.10

Total Investment Return[3]

Based on net asset value	0.86%	6.14%	4.71%	15.36%	6.09%[4]

Based on market price	(2.76%)	8.34%	12.25%	14.93%	(8.59%)[4]

Ratios to Average Net Assets Applicable to Common Stock

Total expenses after waiver and excluding interest expense and fees[5,6]	0.90%	0.87%	0.87%	0.84%	0.75%[7]

Total expenses after waiver[5]	1.07%	1.07%	1.00%	0.85%	0.75%[7]

Total expenses after waiver and before fees paid indirectly[5]	1.07%	1.07%	1.00%	0.85%	0.75%[7]

Total expenses[5]	1.30%	1.31%	1.24%	1.07%	1.03%[7]

Net investment income[5]	6.97%	6.71%	6.82%	6.77%	6.51%[7]

Dividends to Preferred Stock shareholders	2.23%	1.80%	1.36%	0.74%	0.48%[7]

Net investment income to Common Stock shareholders	4.74%	4.91%	5.46%	6.03%	6.03%[7]

Supplemental Data

Net assets applicable to Common Stock, end of period (000)	$ 549,415	$ 574,225	$ 573,034	$ 589,802	$ 552,179

Preferred Stock outstanding at liquidation preference, end of period (000)	$ 320,000	$ 320,000	$ 320,000	$ 285,000	$ 285,000

Portfolio turnover	14%	12%	49%	54%	70%

Asset coverage end of period (000)	$ 2,717	$ 2,794	$ 2,791	$ 3,069	$ 2,937

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Stock shareholders.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

MAY 31, 2008

19

Financial Highlights (concluded)		BlackRock Muni New York Intermediate Duration Fund, Inc.

					Period
					August 1, 2003[1]
		Year Ended May 31,			to May 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance

Net asset value, beginning of period	$ 14.91	$ 14.66	$ 15.05	$ 14.45	$ 14.33

Net investment income	0.91[2]	0.90[2]	0.87[2]	0.85[2]	0.68
Net realized and unrealized gain (loss)	(0.86)	0.24	(0.37)	0.58	0.19
Dividends to Preferred Stock shareholders from net investment income	(0.27)	(0.25)	(0.20)	(0.11)	(0.06)

Net increase (decrease) from investment operations	(0.22)	0.89	0.30	1.32	0.81

Dividends to Common Stock shareholders from net
investment income	(0.64)	(0.64)	(0.69)	(0.72)	(0.54)

Offering costs resulting from issuance of Common Stock	—	—	—	—	(0.03)

Offering and underwriting costs resulting from issuance of Preferred Stock	—	—	—	—	(0.12)

Net asset value, end of period	$ 14.05	$ 14.91	$ 14.66	$ 15.05	$ 14.45

Market price, end of period	$ 12.81	$ 13.93	$ 13.03	$ 13.44	$ 12.79

Total Investment Return[3]

Based on net asset value	(1.10%)	6.57%	2.52%	9.99%	4.71%[4]

Based on market price	(3.48%)	12.02%	2.03%	10.97%	(11.46%)[4]

Ratios to Average Net Assets of Common Stock

Total expenses after waiver and excluding interest expense and fees[5,6]	1.04%	1.08%	1.10%	1.15%	0.81%[7]

Total expenses after waiver[5]	1.04%	1.08%	1.10%	1.15%	0.81%[7]

Total expenses after waiver and before fees paid indirectly[5]	1.04%	1.08%	1.10%	1.15%	0.81%[7]

Total expenses[5]	1.28%	1.31%	1.33%	1.38%	1.19%[7]

Net investment income[5]	6.31%	6.01%	5.89%	5.75%	5.40%[7]

Dividends to Preferred Stock shareholders	1.89%	1.66%	1.32%	0.77%	0.45%[7]

Net investment income to Common Stock shareholders	4.42%	4.35%	4.57%	4.98%	4.95%[7]

Supplemental Data

Net assets applicable to Common Stock, end of period (000)	$ 59,101	$ 62,701	$ 61,672	$ 63,290	$ 60,778

Preferred Stock outstanding at liquidation preference, end of period (000)	$ 31,000	$ 31,000	$ 31,000	$ 31,000	$ 31,000

Portfolio turnover	21%	29%	49%	17%	21%

Asset coverage end of period (000)	$ 2,906	$ 3,023	$ 2,989	$ 3,042	$ 2,961

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Stock shareholders.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

See Notes to Financial Statements.

20 ANNUAL REPORT

MAY 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni
New York Intermediate Duration Fund, Inc. (the “Funds” or individually as the “Fund”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end manage-
ment investment companies. The Funds’ financial statements are pre-
pared in conformity with accounting principles generally accepted in the
United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.
The Funds determine, and make available for publication, the net asset values of their Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the “Board”). In determin-
ing the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable invest-
ments and various relationships between investments. Swap agreements are valued by quoted fair values received daily by each Fund’s pricing service. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or the sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or the sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•Financial futures contracts — Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts.
Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield.
Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as un-
realized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•Forward interest rate swaps — The Funds may enter into forward interest rate swaps. In a forward interest rate swap, the Funds and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. These periodic payments received or made by the Funds are recorded in the accompanying Statements of
Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The Funds generally intend to close each forward interest rate swap before the effective date speci-
fied in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts
(“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which each Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB
Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of the float-
ing rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invest the cash in additional muni-
cipal securities. Each Fund’s transfer of the municipal securities to a
TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the transaction are reported as a liability of the Funds.

ANNUAL REPORT MAY 31, 2008 21

Notes to Financial Statements (continued)

Interest income from the underlying securities is recorded by the
Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of May 31, 2008, the aggre-
gate value of the underlying municipal securities transferred to TOBs, the related liability for trust certificates and the range of interest rates were as follows:

Underlying
Municipal
Bonds
	Transferred to	Liability for	Range of
	Tender Option	Trust	Interest
	Bond Trusts	Certificates	Rates

BlackRock Muni Intermediate			1.67%—
Duration Fund, Inc	$94,973,770	$53,985,000	3.238%
BlackRock Muni New
York Intermediate
Duration Fund, Inc	$ 1,917,188	$ 1,380,000	1.67%

Financial transactions executed through TOBs generally will underper-
form the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, each Fund’s investment in TOBs likely will adversely affect each Fund’s net investment income and dividends to common stock shareholders. Fluctuations in the market value of municipal securi-
ties deposited into the TOB may adversely affect each Fund’s net asset values per share.

Segregation: In cases in which the 1940 Act and the interpretive posi-
tions of the Securities and Exchange Commission (“SEC”) require that the Funds segregate assets in connection with certain investments (e.g., futures) and certain borrowings, the Funds will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment trans-
actions are recorded on the dates the transactions are entered into
(the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to pre-
ferred shareholders are accrued and determined as described in Note 4.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required.

Effective November 30, 2007, the Funds implemented Financial
Accounting Standards Board (“FASB”) Interpretation No. 48, ”Accounting
for Uncertainty in Income Taxes — an interpretation of FASB Statement
No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition thresh-
old a tax position must meet in connection with accounting for uncer-
tainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and rec-
ognized in the financial statements. The investment advisor has evaluat-
ed the application of FIN 48 to each Fund, and has determined that the adoption of FIN 48 does not have a material impact on each Fund’s financial statements. The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination.
The statute of limitations on each Fund’s U.S. federal tax returns remains open for the years ended May 31, 2005 through May 31, 2007. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement
of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. FAS 157 defines fair value, establishes a frame-
work for measuring fair value and expands disclosures about fair value measurements. The impact on each Fund’s financial statement disclo-
sures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting
Standards No. 159, ”The Fair Value Option for Financial Assets and
Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.
FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on each Fund’s financial statement disclosures, if any, is currently being assessed.

22 ANNUAL REPORT

MAY 31, 2008

Notes to Financial Statements (continued)

In March 2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on each Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other
BlackRock Closed-End Funds selected by the Independent Directors.
This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereun-
der represent general unsecured claims against the general assets of the Funds. The Funds may, however elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent
Directors in order to match its deferred compensation obligations.
Investments to cover the Funds’ deferred compensation liability are included in other assets on the Statement of Assets and Liabilities.

Other: Expenses directly related to each Fund are charged to each
Fund. Other operating expenses shared by several funds are pro-
rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and
The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such serv-
ices, each Fund pays a monthly fee at an annual rate of 0.55% of the
Fund’s average daily net assets, plus the proceeds from the issuance of Preferred Stock and TOBs.

The Advisor has contractually agreed to waive a portion of its fee during the first seven years of each Fund’s operations ending July 31, 2010, as follows:

Fee Waiver
(As a Percentage
of Average Daily
Net Assets)

Years 1 through 5	0.15%
Year 6	0.10%
Year 7	0.05%
Year 8 and thereafter	0.00%

These amounts are included in fees waived by advisor on the Statements of Operations. For the year ended May 31, 2008, the waivers were as follows:

Fees Waived
by Advisor

BlackRock Muni Intermediate Duration Fund, Inc	$1,326,562
BlackRock Muni New York Intermediate Duration Fund, Inc	$ 137,740

The Advisor has not agreed to waive any portion of its fee beyond
July 31, 2010.

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor on the Statements of Operations for
BlackRock Muni New York Intermediate Duration Fund, Inc. For the year ended May 31, 2008, the amount was as folllows:

Fees Waived
by Advisor

BlackRock Muni New York Intermediate Duration Fund, Inc	$ 6,567

The Advisor has entered into separate sub-advisory agreements with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Advisor, with respect to each Fund, under which the Advisor pays
BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Advisor.

For the year ended May 31, 2008, the Funds reimbursed the Advisor for certain accounting services, which are included in accounting services expenses on the Statements of Operations. The reimbursements were as follows:

Reimbursement
to the Advisor

BlackRock Muni Intermediate Duration Fund, Inc	$ 15,942
BlackRock Muni New York Intermediate Duration Fund, Inc	$ 1,643

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statements of Operations as fees paid indirectly.

ANNUAL REPORT

MAY 31, 2008

23

Notes to Financial Statements (continued)

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2008 were as follows:

	Total	Total
	Purchases	Sales

BlackRock Muni Intermediate
Duration Fund, Inc	$129,042,858	$162,287,781
BlackRock Muni New York
Intermediate Duration Fund, Inc	$ 18,998,145	$ 20,740,363

4. Capital Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, includ-
ing Preferred Stock, par value $0.10 per share, all of which were initially classified as Common Stock. Each Board is authorized, however, to reclassify any unissued shares of common stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended May 31, 2008 and May 31, 2007 remained constant for the Funds.

Preferred Stock

Preferred Stock of the Funds has a par value of $0.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitles their holders to receive cash dividends at varying annualized rates for each dividend period. The yields in effect at May 31,
2008 were as follows:

		BlackRock
	BlackRock Muni	Muni New York
	Intermediate	Intermediate
	Duration Fund,Inc.	Duration Fund, Inc.

Series M7	3.454%	—
Series T7	3.454%	—
Series W7	3.460%	—
Series TH7	3.518%	—
Series F7	3.454%	3.454%
Series TH28	4.312%	—

Shares issued and outstanding of Preferred Stock for each of the
Funds during the years ended May 31, 2008 and May 31, 2007
remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount.

For the year ended May 31, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows:

Commissions

BlackRock Muni Intermediate Duration Fund, Inc	$ 524,140
BlackRock Muni New York Intermediate Duration Fund, Inc	$ 69,992

Dividends on seven-day Preferred Stock are cumulative at a rate, which is reset every seven days based on the results of an auction. Dividends on 28 day Preferred Stock are cumulative at a rate which is reset every
28 days based on the results of an auction. If the Preferred Stock fails to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Stock to holders of such shares for each successive dividend period until such time as the stock is successfully auctioned. The maximum applicable rate on the Preferred
Stock is the higher of 110% of the Telerate/BBA LIBOR or 110% of 90%
of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. For the year ended May 31, 2008, the Preferred
Stock of each Fund was successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the
Preferred Stock for each Fund for the year ended
May 31, 2008 were as follows:

	Series	Low	High	Average

BlackRock Muni Intermediate
Duration Fund, Inc.	M7	3.250%	5.198%	3.922%
	T7	3.200%	4.922%	3.937%
	W7	3.100%	5.060%	3.881%
	TH7	3.050%	5.198%	3.911%
	F7	3.100%	5.198%	3.904%
	TH28	3.300%	4.728%	3.949%

BlackRock Muni New York
Intermediate Duration
Fund, Inc.	F7	2.350%	5.198%	3.689%

Since February 13, 2008 the Preferred Stock of each Fund failed to clear any auctions. As a result, the Preferred Stock dividend rates were reset to the maximum applicable rate, which ranged from 3.45% to
5.20% . A failed auction is not an event of default for the Fund but is a liquidity event for the holders of the Preferred Stock. A failed auction occurs when there are more sellers of a fund’s auction rate preferred stock than buyers. It is impossible to predict how long this imbalance will last. An auction for the Fund’s Preferred Stock may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred
Stock may not have the ability to sell the Preferred Stock at liquidation preference.

The Funds may not declare dividends or make other distributions on
Common Stocks or purchase any such shares if, at the time of the dec-
laration, distribution or purchase, asset coverage with respect to the out-
standing Preferred Stock is less than 200%.

24 ANNUAL REPORT

MAY 31, 2008

Notes to Financial Statements (continued)

The Preferred Stock is redeemable at the option of each Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred
Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the
Fund, as set forth in each Fund’s Articles Supplementary, are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and will vote together with holders of Common Stock (one vote per share) as a single class. However, the holders of Preferred Stock, voting as a separate class, are also entitled to elect two Directors for a Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred
Stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock (b)
change a Fund’s sub classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its busi-
ness so as to cease to be an investment company.

5. Income Tax Information:

BlackRock Muni Intermediate Duration Fund, Inc.

The tax character of distributions paid during the fiscal years ended
May 31, 2008 and May 31, 2007 was as follows:

	5/31/2008	5/31/2007

Distributions paid from:
Tax-exempt income	$ 40,440,076	$ 38,760,689
Ordinary income	—	4,118,763
Net long-term capital gains	—	1,853,318

Total distributions	$ 40,440,076	$ 44,732,770

As of May 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt net income	$ 2,251,950
Undistributed long-term net capital gains	—

Total undistributed net earnings	2,251,950
Capital loss carryforward	(929,705)*
Net unrealized gains	7,591,689**

Total accumulated net earnings	$ 8,913,934

* On May 31, 2008, the Fund has a capital loss carryforward of $929,705, of which $318,382 expires in 2015 and $611,323 expires in 2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized gains is attribu-
table primarily to the deferred compensation to directors, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes and the difference between the book and tax treatment of residual interests in tender option bond trusts.

BlackRock Muni New York Intermediate Duration Fund, Inc. The tax character of distributions paid during the fiscal years ended May 31, 2008 and May 31, 2007 was as follows:

	5/31/2008	5/31/2007

Distributions paid from:
Tax-exempt income	$ 3,824,832	$ 3,747,217

Total distributions	$ 3,824,832	$ 3,747,217

As of May 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$ 315,261
Undistributed long-term net capital gains	—

Total undistributed net earnings	315,261
Capital loss carryforward	(159,511)*
Unrealized losses	(685,297)**

Total accumulated net losses	$ (529,547)

* On May 31, 2008, the Fund had a net capital loss carryforward of $159,511, of which $134,161 expires in 2013 and $25,350 expires in 2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attribu-
table primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and the difference between the book and tax treat-
ment of residual interests in tender option bond trusts.

6. Concentration Risk:

Each Fund’s investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons and there is no assurance that the insurer will meet its obligation.

7. Restatement Information:

Subsequent to the initial issuance of its May 31, 2006 financial state-
ments, BlackRock Muni Intermediate Duration Fund, Inc. determined that the criteria for sale accounting had not been met for certain transfers of municipal bonds, and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for the year ended May 31, 2005 have been restated to give effect to recording the transfers of the municipal bonds as secured borrow-
ings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

ANNUAL REPORT

MAY 31, 2008

25

Notes to Financial Statements (concluded) BlackRock Muni Intermediate Duration Fund, Inc. Financial Highlights For the Year Ended May 31, 2005

	2005

	Previously
	Reported	Restated

Total expenses, net of waiver***	84%	.85%
Portfolio turnover	54.55%	54%

*** Do not reflect the effect of dividends to Preferred Stock shareholders.

8. Subsequent Events:

Each Fund paid a net investment income dividend to holders of its
Common Stock on July 1, 2008 to shareholders of record on June 16,
2008. The amount of the tax-exempt income dividend per share was as follows:

Per Share
Amount

BlackRock Muni Intermediate Duration Fund, Inc	$0.05800
BlackRock Muni New York Intermediate Duration Fund, Inc	$0.05300

The dividends declared on Preferred Stock Shares for the period June 1, 2008 to June 30, 2008 for the Funds were as follows:

	Series	Amount

BlackRock Muni Intermediate Duration
Fund, Inc.	M7	$162,472
	T7	178,294
	W7	131,645
	TH7	195,797
	F7	128,979
	TH28	105,462

BlackRock Muni New York Intermediate
Duration Fund, Inc.	F7	82,514

On June 2, 2008, the Funds announced the following redemptions of Preferred Stock at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

BlackRock		Shares
Muni Intermediate	Redemption	to be	Aggregate
Duration Fund, Inc.:	Date	Redeemed	Price

Series M7	6/24/2008	205	$ 5,125,000
Series T7	6/25/2008	277	$ 6,925,000
Series W7	6/26/2008	205	$ 5,125,000
Series TH7	6/27/2008	277	$ 6,925,000
Series F7	6/23/2008	205	$ 5,125,000
Series TH28	7/07/2008	144	$ 3,600,000

BlackRock
Muni New York		Shares
Intermediate	Redemption	to be	Aggregate
Duration Fund, Inc.:	Date	Redeemed	Price

Series F7	6/23/2008	55	$ 1,375,000

The Funds financed the Preferred Stock redemptions with cash received from TOB transactions.

26 ANNUAL REPORT

MAY 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Muni Intermediate Duration Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Muni Intermediate
Duration Fund, Inc. as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.
The financial highlights for the year ended May 31, 2005 (before the restatement described in Note 7) were audited by other auditors whose report, dated July 13, 2005, expressed a qualified opinion on the financial highlights because of the errors described in Note 7. The finan-
cial highlights for the period August 1, 2003 (commencement of opera-
tions) to May 31, 2004 were audited by other auditors whose report, dated July 13, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by corre-

spondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of
BlackRock Muni Intermediate Duration Fund, Inc. referred to above, present fairly, in all material respects, its financial position as of May 31,
2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights for the year ended May 31, 2005 to correct the errors described in Note 7. These adjustments are the responsibility of the Fund’s management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated
financial highlights for the year ended May 31, 2005. We did not per-
form any audit procedures designed to assess whether any additional adjustments to such financial highlights might be necessary in order for such financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the financial highlights for the year ended May 31, 2005 described in
Note 7 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to such financial highlights other than with respect to the adjustments described in Note 7 and, accordingly, we do not express an opinion or any other form of assurance on such financial highlights.

Deloitte & Touche LLP Princeton, New Jersey July 25, 2008

ANNUAL REPORT

MAY 31, 2008

27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Muni New York Intermediate Duration Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Muni New York
Intermediate Duration Fund, Inc. (the “Fund”) as of May 31, 2008, and
the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.
Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended May 31, 2006 and for the period August 1, 2003 (commencement of operations) to May 31,
2004 were audited by other auditors whose report, dated July 14, 2006, expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of express-
ing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31,
2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of
BlackRock Muni New York Intermediate Duration Fund, Inc. as of May 31,
2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Princeton, New Jersey July 25, 2008

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate
Duration Fund, Inc. during the taxable year ended May 31, 2008 qualify as tax-exempt interest dividends for Federal income tax purposes.

28 ANNUAL REPORT

MAY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (collectively, the “Board,” the members of which are referred to as “Directors”) of the BlackRock Muni Intermediate
Duration Fund, Inc. (“MUI”) and BlackRock Muni New York Intermediate
Duration Fund, Inc. (“MNE” and, together with MUI, the “Funds”) met in
April and May 2008 to consider approving the continuation of each
Fund's investment advisory agreement (each, an “Advisory Agreement”)
with BlackRock Advisors, LLC (the “Advisor”), each Fund's investment adviser. The Board also considered the approval of each Fund's subadvi-
sory agreement (each, a “Subadvisory Agreement” and, together with the
“Advisory Agreement,” the “Agreements”) between the Advisor and
BlackRock Investment Management, LLC (the “Subadvisor”). The Advisor
and the Subadvisor are collectively referred to herein as the “Advisors”
and, together with BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of Directors of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) (the
“Independent Directors”). The Directors are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The
Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an
Independent Director. The Board has established four standing commit-
tees: an Audit Committee, a Governance and Nominating Committee, a
Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.'s invest-
ment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L. ., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory and Subadvisory Agreement's respective initial two-year term, the Board is required to consider the continuation of each Fund's Advisory Agreement and Subadvisory
Agreement on an annual basis. In connection with this process, the
Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, secondary market support services, oversight of fund accounting, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) invest-
ment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers'

analysis of the reasons for underperformance, if applicable; (b) fees, including advisory and other fees paid to BlackRock and its affiliates by each Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions; (e) each Fund's compli-
ance with its Code of Ethics and compliance policies and procedures;
(f) the nature, cost and character of non-investment management serv-
ices provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) the use of equity brokerage commissions and execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock's business, including
BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Advisory
Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper, an independent third party, with the management fees of funds with similar investment objectives
(“Peers”); (d) the profitability of BlackRock and certain industry prof-
itability analyses for advisers to registered investment companies;
(e) the expenses of BlackRock in providing various services; (f) non-
investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g) economies of scale, if any, generated through the
Advisors' management of all of the BlackRock closed-end funds (the
“Fund Complex”); (h) the expenses of each Fund, including comparisons of respective Fund's expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; and (i) each Fund's per-
formance for the past one-, three- and five-year periods, when applica-
ble, as well as each Fund's performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to
BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to BlackRock of “soft dollars”) and direct and indirect benefits to
BlackRock and its affiliates from their relationship with the Funds.

ANNUAL REPORT

MAY 31, 2008

29

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

In addition to the foregoing materials, independent legal counsel to the
Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advis-
er's fiduciary duty with respect to advisory agreements and compensa-
tion, and the standards used by courts in determining whether invest-
ment company boards of directors have fulfilled their duties and the fac-
tors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008.
At the Board meeting on April 22, 2008, BlackRock made a presenta-
tion to and responded to questions from the Board. Following the meet-
ing on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meeting on May
29 and 30, 2008, BlackRock responded to further questions from the
Board. In connection with BlackRock's presentations, the Board consid-
ered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and SEC statements relating to the renewal of the Agreements.

I. Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the
Board considered all factors it believed relevant with respect to each
Fund, including the following: the nature, extent and quality of the servic-
es provided by the Advisors; the investment performance of each Fund;
the costs of the services to be provided and profits to be realized by the
Advisors and their affiliates from their relationship with the Funds; the extent to which economies of scale would be realized as the Fund
Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services — In evaluating the nature, extent and quality of the Advisors' services, the Board reviewed informa-
tion concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund's performance record and how such performance compares to each Fund's Peers, information describing BlackRock's organization and its various departments, the experience and responsi-
bilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid dis-
cussions with the Board. The Board further considered the quality of the
Advisors' investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative or non-investment advisory services provided to the
Funds. In this regard, the Advisors and their affiliates provided each Fund with such administrative, transfer agency, shareholder and other services, as applicable (exclusive of, and in addition to, any such services provided by others for the Funds), and officers and other personnel as are neces-
sary for the operations of the respective Fund. In addition to investment management services, the Advisors and their affiliates provided each
Fund with services such as: preparing shareholder reports and commu-
nications, including annual and semi-annual financial statements and
Fund web sites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and
performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors' policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock — As previ-
ously noted, the Board received performance information regarding each
Fund and its Peers. Among other things, the Board received materials reflecting each Fund's historic performance and each Fund's perform-
ance compared to its Peers. More specifically, each Fund's one-, three-
and five-year total returns (when applicable) were evaluated relative to its respective Peers (including the Peers' median performance).

The Board reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the Board's request. The summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that in general MUI performed better than its Peers in that MUI’s performance was at or above the median in at least two of the one-, three- and five-year periods reported. The Board noted that
MUI performed below the median of its Peers for the one-year period ended December 31, 2007. The Board then discussed with representa-
tives of BlackRock the reasons for MUI’s underperformance during this period compared with its Peers. The Board noted that, although MUI underperformed its Peers for the one-year period based on Lipper’s ranking system, it had outperformed its Peers based on a system utilized by BlackRock to track the performance of the Funds which places a greater emphasis on a Fund’s yield than Lipper’s system.

30 ANNUAL REPORT

MAY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Board noted that MNE performed below the median of its Peers for the one- and three-year periods reported. The Board noted that MNE’s underperformance was due in part to a flight to quality in the shorter end of the maturity spectrum than the Fund invests in. The Board concluded that BlackRock was committed to provide the resources necessary to assist the portfolio managers and to improve MNE’s per-
formance. Based on its review, the Board generally was satisfied with
BlackRock’s efforts to improve MNE’s performance going forward.

After considering this information, the Boards concluded that the per-
formance of each Fund, in light of and after considering the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund's Agreements should be renewed.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from the
Relationship with the Funds — In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund's current management fee structure and each Fund's expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund's gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of its applicable Peers. The Board also reviewed a narrative analysis of the
Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that each Fund paid contractual management fees lower than or equal to the median contractual fees paid by its respective
Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided to the closed-end investment companies managed by the
Advisors to the management fees charged by the Advisors to other types of clients (such as open-end investment companies and separate-
ly managed institutional accounts) in similar investment categories. The
Board noted certain differences in services provided and costs incurred by the Advisors with respect to closed-end funds compared to sepa-
rately managed accounts and open-end funds in general and the reasons for such differences.

In connection with the Board's consideration of the fees and expense information, the Board reviewed the considerable investment manage-
ment experience of the Advisors and considered the high level of invest-
ment management, administrative and other services provided by the
Advisors. In light of these factors and the other facts and circumstances applicable to each Fund, the Board concluded that the fees paid and level of expenses incurred by each Fund under its Agreements support a conclusion that each Fund's Agreements should be renewed.

D. Profitability of BlackRock — The Board also considered BlackRock's profitability in conjunction with its review of fees. The Board reviewed
BlackRock's profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the
Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock's assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous fac-
tors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock's operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds.
The comparison indicated that BlackRock's operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors' compensation, the
Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors' costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attrib-
utable to their management of the Fund.

The Board concluded that BlackRock's profitability, in light of all the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund's Agreements should be renewed.

ANNUAL REPORT

MAY 31, 2008

31

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

E. Economies of Scale — In reviewing each Fund's fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provid-
ed by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund
Complex have breakpoints in their respective fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.

F. Other Factors — In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relation-
ships with the Funds, including potential benefits accruing to the
Advisors and their affiliates as a result of participating in offerings of the
Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and prod-
ucts sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the
Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

II. Conclusion with Respect to the Agreements.

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different
Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unani-
mously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the
Directors' conclusion that the terms of each Agreement were fair and reasonable, that each Fund's fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.

32 ANNUAL REPORT

MAY 31, 2008

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan
(the “Plan”) under which income and capital gains dividends paid by a Fund are automatically reinvested in additional shares of Common
Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the “Plan Agent”). Under the
Plan, whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan
Agent will acquire the shares for the participant’s account either (i)
through receipt of additional unissued but authorized shares of the
Funds (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a
“market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a
“market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account.
The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Share-
holders who do not wish to participate in the Plan must advise the Plan
Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The
Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received.
However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for partici-
pating in the Plan. The Plan Agent’s service fees for handling the rein-
vestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distri-
butions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Funds. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds’ shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, includ-
ing any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., .O. Box 43010, Providence, RI
02940-3010, Telephone: (800) 426-5523.

ANNUAL REPORT

MAY 31, 2008

33

Officers and Directors

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1]

Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life	113 Funds	Arch Chemical
40 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Chairman and Trustee,	110 Portfolios	(chemical and allied
New York, NY 10022	and Director		Educational Testing Service since 1997; Director, The Fremont Group		products)
1946			since 1996; Formerly President and Chief Executive Officer of The
Conference Board, Inc. (global business research organization) from
1995 to 2007.

Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC, (financial advisory firm) since	112 Funds	AtriCure, Inc.
40 East 52nd Street	the Board,	2007	1987; Co-founder and Director of the Cooke Center for Learning and	109 Portfolios	(medical devices);
New York, NY 10022	Chair of		Development, (a not-for-profit organization) since 1987; Formerly		Care Investment
1950	the Audit		Director of Enable Medical Corp. from 1996 to 2005; Formerly an		Trust, Inc. (health
	Committee		investment banker at Morgan Stanley from 1976 to 1987.		care REIT)
and Director

G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC	112 Funds	None
40 East 52nd Street		2007	(Beckwith Family Foundation) and various Beckwith property companies 109 Portfolios
New York, NY 10022			since 2005; Chairman of the Board of Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of Directors, Shady Side Hospital
Foundation since 1977; Board of Directors, Beckwith Institute for
Innovation In Patient Care since 1991; Member, Advisory Council on
Biology and Medicine, Brown University since 2002; Trustee, Claude
Worthington Benedum Foundation (charitable foundation) since 1989;
Board of Trustees, Chatham College since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side
Academy since 1977; Formerly Chairman and Manager, Penn West
Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and
Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005;
Formerly Board of Directors, National Retail Properties (REIT) from
2006 to 2007.

Kent Dixon	Director and	Since	Consultant/Investor since 1988.	113 Funds	None
40 East 52nd Street	Member of	2007		110 Portfolios
New York, NY 10022	the Audit
1937	Committee

Frank J. Fabozzi	Director and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	113 Funds	None
40 East 52nd Street	Member of	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	110 Portfolios
New York, NY 10022	the Audit		School of Management, since 2006; Formerly Adjunct Professor of
1948	Committee		Finance and Becton Fellow, Yale University from 1994 to 2006.

Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm)	113 Funds	The McClatchy
40 East 52nd Street		2007	since 1987; Chair, Board of Trustees, McLean Hospital since 2000;	110 Portfolios	Company
New York, NY 10022			Member of the Corporation of Partners Community Healthcare, Inc.		(publishing)
1941			since 2005; Member of the Corporation of Partners HealthCare since
1995; Member of the Corporation of Sherrill House (healthcare) since
1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003;
Trustee, The Committee for Economic Development (research organi-
zation) since 1990; Member of the Advisory Board to the International
School of Business, Brandeis University since 2002; Formerly Director of Bell South (communications) from 1998 to 2006; Formerly Director of Ionics (water purification) from 1992 to 2005; Formerly Director of
John Hancock Financial Services from 1994 to 2003; Formerly
Director of Knight Ridder (media) from 1998 to 2006.

34 ANNUAL REPORT

MAY 31, 2008

Officers and Directors (continued)

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1] (concluded)

James T. Flynn	Director and	Since	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990	112 Funds	None
40 East 52nd Street	Member of	2007	to 1995.	109 Portfolios
New York, NY 10022	the Audit
1939	Committee

Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific	112 Funds	BlackRock-Kelso
40 East 52nd Street		2007	equipment) since 2000.	109 Portfolios	Capital Corp.
New York, NY 10022
1942

R. Glenn Hubbard	Director	Since	Dean of Columbia Business School since 2004; Columbia faculty	113 Funds	ADP (data and
40 East 52nd Street		2007	member since 1988; Formerly Co-Director of Columbia Business	110 Portfolios	information services),
New York, NY 10022			School's Entrepreneurship Program from 1997 to 2004; Visiting		KKR Financial
1958			Professor at the John F. Kennedy School of Government at Harvard		Corporation (finance),
			University and the Harvard Business School since 1985 and at the		Duke Realty (real
			University of Chicago since 1994; Formerly Chairman of the U.S.		estate), Metropolitan
			Council of Economic Advisers under the President of the United		Life Insurance Com-
			States from 2001 to 2003.		pany (insurance),
Information Services
Group (media/
technology)

W. Carl Kester	Director and	Since	Mizuho Financial Group Professor of Finance, Harvard Business	112 Funds	None
40 East 52nd Street	Member of	2007	School. Deputy Dean for Academic Affairs since 2006; Unit Head,	109 Portfolios
New York, NY 10022	the Audit		Finance, Harvard Business School, from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard
Business School, from 1999 to 2005; Member of the faculty of
Harvard Business School since 1981; Independent Consultant
since 1978.

Robert S. Salomon, Jr.	Director and	Since	Formerly Principal of STI Management LLC (investment adviser) from	112 Funds	None
40 East 52nd Street	Member of	2007	1994 to 2005.	109 Portfolios
New York, NY 10022	the Audit
1936	Committee

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the
various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn
Hubbard since 2004; W. Carl Kester since 1998; Karen . Robards since 1998 and Robert S. Salomon, Jr. since 1996.

Interested Directors[3]

Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	185 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	294 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007; Formerly Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

[3]	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT

MAY 31, 2008

35

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers[1]

Donald C. Burke	Fund	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President		Managers, L.P. (“MLIM”) and Fund Asset Management, L .P.(“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	and Chief		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President		2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986
New York, NY 10022			and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and
1962			Acquisitions Group.

Neal J. Andrews	Chief	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial		Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street			MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the Funds
40 East 52nd Street	Compliance		since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of
New York, NY 10022	Officer of		BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000;
1959	the Funds		Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street			General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

[1] Officers of the Funds serve at the pleasure of the Board of Directors.

Custodian	Transfer Agent		Accounting Agent	Independent Registered	Legal Counsel
State Street Bank and	Common Stock:		State Street Bank and	Public Accounting Firm	Skadden, Arps, Slate,
Trust Company	Computershare Trust		Trust Company	Deloitte & Touche LLP	Meagher & Flom LLP
Boston, MA 02109	Company, N.A.		Princeton, NJ 08540	Princeton, NJ 08540	New York, NY 10036
Providence, RI 02940

Preferred Stock:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

36 ANNUAL REPORT

MAY 31, 2008

Additional Information

Fund Certification

The Funds listed for trading on the New York Stock Exchange (“NYSE”)
have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Funds’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’
websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’
electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statements of Additional Information of the Funds have not been updated after completion of the Funds’ offering and the information contained in the Funds’ Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ invest-
ment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT

MAY 31, 2008

37

Additional Information (concluded)

Deposit Securities

Effective May 30, 2008, following approval by the Funds’ Boards and the applicable ratings agencies, the definition of “Deposited Securities” in the
Funds’ Articles Supplementary was amended as follows in order to facili-
tate the redemption of the Funds’ Preferred Stock. The following phrase was added to the definition of “Deposit Securities” found in the Funds’
Articles Supplementary:

; provided, however, that solely in connection with any redemption of
AMPS, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agree-
ment facility or similar credit arrangement, in each case which makes available to the Corporation, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date; and (ii) cash
amounts due and payable to the Corporation out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Boards of Directors of the Funds have delegated the voting of proxies for Fund securities to the Investment Adviser pursuant to the Investment
Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of each Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Funds’ stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the
Funds or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or
a sub-committee thereof (the “Committee”) is aware of the real or poten-
tial conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio
Management Group and/or the Investment Adviser’s Legal and
Compliance Department and concluding that the vote is in its client’s best interest notwithstanding the conflict. Information on how the Funds voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available without charge, (i) at
www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

38 ANNUAL REPORT

MAY 31, 2008

This report is transmitted to shareholders only. It is not a prospectus.
Past performance results shown in this report should not be consid-
ered a representation of future performance. The Funds have lever-
aged their Common Stock, which creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock,
and the risk that fluctuations in the short-term dividend rates of the Preferred Stock, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-
free (800) 441-7762; (2) at www.blackrock.com; and (3)
on the Securities and Exchange Commission’s website at
http://www.sec.gov. Information about how the Funds voted
proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended June 30 is available
upon request and without charge (1) at www.blackrock.com or
by calling (800) 441-7762 and (2) on the Securities and
Exchange Commission’s website at http://www.sec.gov.

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

100 Bellevue Parkway

Wilmington, DE 19809

#MID2-5/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant's board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Donald W. Burton (term ended effective November 1, 2007)
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
John F. O’Brien (term ended effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)
David H. Walsh (term ended effective November 1, 2007)
Fred G. Weiss (term ended effective November 1, 2007)

The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock Muni
Intermediate	$32,300	$32,500	$3,500	$3,500	$6,100	$6,100	$1,049	$0
Duration Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Muni Intermediate	$298,149	$2,988,917
Duration Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Donald W. Burton (term ended effective November 1, 2007)
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
John F. O’Brien (term ended effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)
David H. Walsh (term ended effective November 1, 2007)
Fred G. Weiss (term ended effective November 1, 2007)

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies of the Fund are attached hereto as Exhibit
99.PROXYPOL.

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12 month period ended June 30 is available without charge
(1) at www.blackrock.com and (2) on the Commission’s web site at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of May 31,
2008.

(a)(1) BlackRock Muni Intermediate Duration Fund, Inc. is managed by a team of investment professionals comprised of Timothy T. Browse, Vice President at BlackRock,
Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor,
Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Messrs. Jaeckel, O’Connor and Browse are responsible for the day-to-

day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selecting the Fund’s investments.
Messrs. Jaeckel and O’Connor have been the Fund’s portfolio managers since 2006. Mr.
Browse has been the Fund’s portfolio manager since 2008.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing
Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment
Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005.
He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing
Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. Browse joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice
President (Municipal Tax-Exempt Fund Management) of MLIM from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004. From 2000 to 2003, he was a Vice President, portfolio manager and team leader of the Municipal Investment Team with Lord Abbott & Co.

(a)(2) As of May 31, 2008:

				(iii) Number of Other Accounts and
	(ii) Number of Other Accounts Managed			Assets for Which Advisory Fee is
	and Assets by Account Type				Performance-Based

	Other			Other
(i) Name of	Registered	Other Pooled		Registered	Other Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Timothy T.

Browse	12	0	0	0	0	0

	$3.5 Billion	$0	$0	$0	$0	$0

Theodore R.

Jaeckel, Jr.	81	2	0	0	1	0

	$27.4 Billion	$13.55 Million	$0	$0	$13.54 Million	$0

Walter

O’Connor	81	1	0	0	0	0

	$27.4 Billion	$3,239	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the
Funds. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale

BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.
Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. In this regard, it should be noted that Mr. Jaeckel currently manages certain accounts that are subject to performance fees. In addition, Mr. Jaeckel assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of May 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include a combination of market-based indices (e.g., Lehman Brothers Municipal
Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in
BlackRock, Inc. common stock. Each portfolio manager has received awards under the
LTIP.

Deferred Compensation Program —A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock
Employee Stock Purchase Plan (ESPP). The employer contribution components of the
RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to
3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm.

BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a
5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of
$25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of May 31, 2008, none of Messrs. Browse,
Jaeckel or O’Connor beneficially owned any stock issued by the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Muni Intermediate Duration Fund, Inc.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 18, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 18, 2008